UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report
January 17, 2017
(Date of earliest event reported)

MIDSTATES PETROLEUM COMPANY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35512	45-3691816
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

321 South Boston Avenue, Suite 1000
Tulsa, Oklahoma 74103
(Address of principal executive offices, including zip code)

(918) 947-8550
(Registrant’s telephone number, including area code)

Not Applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                           Other Events

Midstates Petroleum Company, Inc. and its wholly owned subsidiary Midstates Petroleum Company LLC (collectively the “Company”) are filing this Current Report on Form 8-K to provide certain unaudited pro forma condensed consolidated financial information after giving effect to the Company’s Finding of Fact, Conclusions of Law, and Order Confirming Debtors’ First Amended Joint Chapter 11 Plan of Reorganization of Midstates Petroleum Company, Inc. and its Debtor Affiliate (the “Reorganization Plan”) which became effective October 21, 2016 (the “Effective Date”). As previously disclosed in its Current Report on Form 8-K filed on October 27, 2016, the Company filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of Texas (“Bankruptcy Court”) on April 30, 2016. On the Effective Date, the Company satisfied the conditions of the Reorganization Plan.

The purpose of this Current Report on Form 8-K is to, among other things, file the unaudited pro forma condensed consolidated financial information set forth in Item 9.01 below, and to allow such financial information to be incorporated by reference into a future registration statement to be filed with the Securities and Exchange Commission.

Included in this filing as Exhibit 99.1 is the unaudited pro forma condensed consolidated financial information described in Item 9.01(b) giving effect to (i) the Reorganization Plan, and (ii) the Company’s application of fresh start accounting in accordance with Financial Accounting Standards Board Accounting Standards Codification 852, Reorganizations.

Item 9.01                                           Financial Statements and Exhibits

(b)         Pro Forma Financial Information

The unaudited pro forma condensed consolidated balance sheet and income statement of the Company as of and for the nine months ended September 30, 2016 and the unaudited pro forma condensed consolidated income statement of the Company for the year ended December 31, 2015, giving effect to (i) the Reorganization Plan, and (ii) the Company’s application of fresh start accounting, attached as Exhibit 99.1 hereto.

(d)         Exhibits:

The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit No.	Document
99.1	Unaudited Pro Forma Condensed Consolidated Financial Information

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 17, 2017	MIDSTATES PETROLEUM COMPANY, INC.

	By:	/s/ Scott C. Weatherholt
	Name:	Scott C. Weatherholt
	Title:	Vice President - General Counsel & Corporate Secretary